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                           CALIFORNIA COMMERCIAL BANKSHARES

                           INCENTIVE STOCK OPTION AGREEMENT

    THIS AGREEMENT dated as of the ___ day of ____, ________, between California Commercial Bankshares, a California corporation (the "Corporation"), and ____________ (the "Employee").


                                 W I T N E S S E T H

         WHEREAS, pursuant to the Corporation's 1995 Stock Award Plan (the "Plan"), the Corporation has granted to the Employee effective as of the ___ day of __________, 19___ (the "Award Date") an option to purchase all or any part of _______ authorized but unissued shares of Common Stock, no par value, of the Corporation upon the terms and conditions set forth herein and in the Plan.

         NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

         2. GRANT OF OPTION. This Agreement evidences the Corporation's grant to the Employee of the right and option to purchase, on the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of ______ shares of the Common Stock at the price of ______ per share (the "Option"), exercisable from time to time, subject to the provisions of this Agreement and the Plan, prior to the close of business on the day before the tenth anniversary of the Award Date (the "Expiration Date"). Such price equals or exceeds the Fair Market Value of the Corporation's Common Stock as of the Award Date. It is the intent of the Corporation that this Option constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

         3. EXERCISABILITY OF OPTION. Subject to the conditions set forth in this Agreement, the option shall be exercisable in accordance with Schedule 1 attached hereto. To the extent the Employee does not in any year purchase all or any part of the shares to which the Employee is entitled, the Employee has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the option terminates or expires. Fractional


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share interests shall be disregarded, but may be cumulated.  No fewer than ten shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the option.

         4. LIMITATION ON EXERCISE OF OPTION. In the event the Employee is granted incentive stock options (whether under this Agreement or any other incentive stock option agreement) and the aggregate fair market value (determined as of the respective dates of grant of such options) of the Common Stock with respect to which such options are first exercisable in any calendar year exceeds $100,000, the most recently granted options shall be treated as nonqualified stock options to the extent of the excess. In addition, in the case of simultaneously granted options, the Corporation may, in the manner and to the extent permitted by law, designate which shares are to be treated as stock acquired pursuant to the exercise of an incentive stock option.

         5. METHOD OF EXERCISE OF OPTION. The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted in Section 2.2 of the Plan for the full purchase price of the shares to be purchased, subject to such further limitations and rules or procedures as the Committee may from time to time establish as to any non-cash payment and as to the tax withholding requirements of Section 6.5 of the Plan. The purchase price may be paid in full or in part by shares of Common Stock of the Corporation already owned by the Employee; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. In addition, the Employee (or the Employee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to Section 6.7 of the Plan.

         6.   EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH; CHANGE IN
SUBSIDIARY STATUS. The Option and all other rights hereunder, to the extent not exercised, shall terminate and become null and void at such time as the Employee ceases to be employed by either the Corporation or any Subsidiary, except that:

              (a) if the Employee terminates for any reason other than Retirement, death, Total Disability or discharge for cause, the Employee may at any time within a period of three months after such termination exercise the Option to the extent the option was exercisable at the date of such termination;


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              (b)  if the Employee is discharged for cause, which shall include
    (i) conviction of a felony, (ii) misappropriation of assets of the Corporation, (iii) continued or repeated insobriety, (iv) continued or repeated absence from service during periods the Employee is expected to render services as an employee, other than due to disability or illness and
    (v) refusal to carry out the reasonable directions of the executive officers or Board of Directors of the Corporation, the Employee may at any time within a period of thirty days after such termination exercise the Option to the extent the option was exercisable at the date of such termination, provided that the Option shall lapse immediately upon such termination of services or employment to the extent required by applicable federal banking laws, regulations or orders;

              (c) if the Employee terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have twelve months from the date of termination to exercise the Option to the extent the option was exercisable at the date of such termination;

              (d) if the Employee dies while in the employ of the Corporation or any Subsidiary, or within twelve months after a termination described in subsection (c) of this Section 5, then the Option may be exercised within a period of three months after the Employee's date of death by the Employee's Beneficiary to the extent the Option was exercisable on the date of the Employee's death (or such earlier termination);

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If the Employee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 6 to be a termination described in subsection (a) in respect of the Employee. Absence from work caused by military service or authorized sick leave shall not be considered a termination for purposes of this Section.

         7.   ADJUSTMENTS UPON SPECIFIED CHANGES.

              (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the corporation is a party, or through a combination, consolidation, recapitalization, reclassification,


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    stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares that are subject to or may be delivered pursuant to this Award Agreement. A corresponding adjustment to the consideration payable by the Participant to exercise the option shall also be made. Any such adjustment, however, shall be made by making an appropriate adjustment in the price for each share subject to the Option without changing the total payment applicable to the portion of the Option not theretofore exercised.

              (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan and the option shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the option or the substitution by such corporation for the Option of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
    (ii) for the continuance of the Plan and the Option by such successor corporation in which event the Plan and the Option shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of, and in complete satisfaction of, the Option.

         8. NON-TRANSFERABILITY OF OPTION. Subject to limited exceptions set forth in Section 6.1 of the Plan, the option and any other rights of the Employee under this Agreement or the Plan are nontransferable.

         9. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of Principal Accounting and Financial Officer, and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.


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         10.   PLAN. The Option and all rights of the Employee thereunder are subject to, and the Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference, to the extent such provisions are applicable to options granted to Eligible Employees. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

         11. NOTICE OF DISPOSITION. The Employee agrees to notify the Corporation of any sale or other disposition of any shares of Common Stock received upon exercise of the Option, if such sale or disposition occurs within two years after the Award Date or within one year after the date of such exercise.


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         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand.


                                       CALIFORNIA COMMERCIAL BANKSHARES,
                                           a California corporation


                                       By:
                                          --------------------------------

                                       Title:
                                             -----------------------------

                                       EMPLOYEE

                                       -----------------------------------
                                       (Signature)

                                       -----------------------------------
                                       (Print Name)

                                       -----------------------------------
                                       (Address)

                                       -----------------------------------
                                       (City, State, Zip Code)


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                                      SCHEDULE 1

                                  RIGHT TO EXERCISE

    The Option may be exercised as to ______ shares of Common Stock on and after the first anniversary of the Award Date and as to an additional ______ shares of Common Stock on and after the last day of each succeeding calendar month commencing on ___________, _____ and continuing through and including _________, and as to the final _______ shares of Common Stock on and after ________, ____.


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                                  CONSENT OF SPOUSE

    In consideration of the execution of the foregoing Incentive Stock Option Agreement by California Commercial Bankshares, I, __________________________, the spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Incentive Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


DATED:__________,  ____.              -----------------------------------
                                              Signature of Spouse


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